UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 29, 2014

(Date of earliest event reported)

MIDWAY GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33894	98-0459178
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 29, 2014, the Registrant entered into an underwriting agreement (“Underwriting Agreement”) by and between RBC Dominion Securities Inc. (“RBC”), Haywood Securities Inc. (“Haywood,” and together with RBC, the “Co-Lead Underwriters”) and Canaccord Genuity Corp. and Cormark Securities Inc. (together with the Co-Lead Underwriters, the “Underwriters”) pursuant to which the Registrant and the Underwriters are conducting a bought deal offering of 30,121,000 common shares of the Registrant (“Offered Shares”) at a price of US$0.83 per Offered Share (the “Offering Price”) for gross proceeds to the Registrant of $25,000,430 (the “Offering”).

In connection with the Offering, we have granted the Underwriters an over-allotment option (“Over-Allotment Option”) exercisable in whole or in part, to purchase up to 3,012,100 additional common shares of the Registrant (“Additional Shares”) at the Offering Price for a period of 30 days from and including the closing date of the Offering (the “Closing Date”) to cover over-allotments, if any, and for market stabilization purposes. As used herein the term “Offered Shares” includes the Additional Shares, if any, issuable upon exercise of the Over-Allotment Options

The Registrant has agreed to pay to the Underwriters a fee of US$1,250,022 (US$1,375,024 if the Over-Allotment Option is exercised in full), representing 5% of the aggregate gross proceeds of the Offering, or US$0.0415 per Offered Share sold, reduced to 2.5% or US$0.02075 per Offered Share sold to holders on our president’s list, which will include holders of our Series A Preferred Shares (the “Series A Preferred Shareholders”) that participate in this Offering in connection with the Series A Preferred Shareholders’ right to participate in this offering on a pro rata basis up their ownership interest in our Company (the “President’s List Investors”).

The obligations of the Underwriters under the Underwriting Agreement may be terminated at their discretion upon the occurrence of certain stated events. The Underwriters are, however, obligated to take up and pay for all of the Offered Shares if any Offered Shares are purchased under the Underwriting Agreement.

The Underwriters, as principals, conditionally offer the Offered Shares, subject to prior sale, if, as and when issued by the Registrant and accepted by the Underwriters, subject to approval of certain legal matters, including the conditions contained in the Underwriting Agreement, such as receipt by the Underwriters of officers’ certificates and legal opinions. The Underwriting Agreement provides that the Underwriters’ obligation to purchase the Offered Shares depends on the satisfaction of the conditions contained in the Underwriting Agreement including: (1) the representations and warranties made by the Registrant to the Underwriters are true; (2) there is no material change in the Registrant’s business; and (3) and the Registrant delivers customary closing documents to the Underwriters.

The Registrant has agreed to indemnify the Underwriters, and certain related parties, against certain liabilities, relating to, caused by, resulting from, arising out of or based upon, directly or indirectly, the Underwriters’ activities in connection with the Offering; provided however that we shall not be required to indemnify any such person to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall determine that such losses, expenses, claims, damages or liabilities were caused by the fraud, gross negligence, wilful misconduct or bad faith of such persons.

The Registrant has also agreed with the Underwriters that, during the period beginning on May 29, 2014 and ending 90 days after the Closing Date without the written agreement of the Underwriters, such agreement not to be unreasonably withheld, the Registrant, management and directors of the Registrant, Hale Capital Partners, LP (“HCP”) and its affiliates EREF-MID, LLC, EREF-MID II, LLC and INV-MID, LLC, as applicable, will not (i) offer, pledge, sell, contract to sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer, lend or dispose of directly or indirectly, common shares of the Registrant or any securities convertible into or exercisable or exchangeable for common shares, (ii) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of common shares or such other securities, whether any such transaction at (i) or (ii) of this paragraph is to be settled by delivery of common shares or such other securities, in cash or otherwise, or (iii) agree to do any of the foregoing, other than securities issued: (A) on exercise of any outstanding warrants, options, rights or other convertible securities, (B) as interest payment for the currently outstanding Series A Preferred Shares of the Registrant or the common shares to be issued to the Series A Preferred Shareholders as payment of the Consent Fee (as described below) (C) through the Regsitrant’s existing share option plan and other existing compensation and incentive plans, or (D) as consideration for the acquisition of real property or assets from an arm’s length vendor.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 1.01.

Series A Preferred Shareholder Consent and Participation Right

On May 14, 2014, the Registrant obtained the consent of the Series A Preferred Shareholders with respect to the issuance of Offered Shares in connection with this Offering. Pursuant to the rights granted to the Series A Preferred Shareholders, the Registrant agreed to seek the consent of the Preferred Super Majority of the Series A Preferred Shareholders in the event the Registrant offers its common shares at a price less than US$1.85 per common share. As consideration for obtaining the consent of the Series A Preferred Shareholders and to compensate the Series A Preferred Shareholders for the dilution that they will suffer as a result of this Offering, the Registrant agreed to issue 3,434,474 of its common shares to the Series A Preferred Shareholders (3,816,143 if the Over-Allotment Option is exercised in full) (the “Fee Shares”) in an aggregate amount equal to US$2,850,613 (US$3,167,399 if the Over-Allotment Option is exercised in full) (the “Consent Fee”), at a deemed price per Fee Share equal to the Offering Price. The Consent Fee was negotiated at arm’s length by the members of a special committee of our independent directors (the “Special Committee”). The Fee Shares shall be issued on closing of the Offering pro rata to the Series A Preferred Shareholders based on their percentage holdings of Series A Preferred Shares.

In addition to the Consent Fee, the Registrant granted the Series A Preferred Shareholders customary participation rights to participate in the Offering on a pro rata basis based on their fully-diluted ownership percentage in Midway. As of the date of hereof, the Registrant had 134,102,646 common shares and 37,837,838 Series A Preferred Shares issued and outstanding. The Series A Preferred Shareholders collectively held 37,837,838 Series A Preferred Shares (convertible into 37,837,838 common shares) and 5,033,848 common shares or 24.93% of the Registrant’s common shares on a diluted basis. Accordingly, the Series A Preferred Shareholders are entitled to purchase up to 7,510,378 Offered Shares under these participation rights (and up to 8,261,416 Offered Shares if the Over-Allotment Option is exercised in its entirety). The Series A Preferred Shareholders who acquire Offered Shares pursuant to this participation right under the Offering are included with those persons referred to as “President’s List Investors”. The Underwriters’ fee payable in respect of Offered Shares issued to President’s List Investors shall be reduced to 2.5% of the gross proceeds from the sale of such shares.

The Offering is being made in the United States pursuant to a prospectus supplement to the Registrant’s base shelf prospectus contained in the Registrant’s effective shelf registration statement on Form S-3 (File No. 333-184475), filed with the Securities and Exchange Commission (the “SEC”) on October 17, 2012 and declared effective on November 14, 2012, and in Canada pursuant to a prospectus supplement to the Registrant’s base shelf prospectus, dated December 5, 2012 filed with securities regulatory authorities in each of the provinces of British Columbia, Alberta and Ontario.

Item 9.01. Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated May 29, 2014*

5.1	Legal Opinion of Miller Thomson LLP with respect to the Offering*

99.1	Consent of Gustavson Associates, LLC, dated May 28, 2014*

99.2	Consent of William Crowl, dated May 28, 2014*

99.3	Consent of Terre A. Lane, dated May 22, 2014*

99.4	Consent of Donald J. Baker, dated May 28, 2014*

99.5	Consent of Jennifer Brown, dated May 28, 2014*

99.6	Consent of Deepak Malhotra, dated May 22, 2014*

99.7	Consent of Snowden Mining Industry Consultants, dated May 27, 2014*

99.8	Consent of Donald Hulse, dated May 28, 2014*

99.9	Consent of Terre A. Lane, dated May 29, 2014*

99.10	Consent of Jennifer Brown, dated May 28, 2014*

99.11	Consent of Donald J. Baker, dated May 29, 2014*

*	The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-184475), filed with the SEC of February 2, 2011 and declared effective on February 14, 2011, pursuant to the United States Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: May 30, 2014	By:	/s/ Bradley J. Blacketor
Bradley J. Blacketor Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated May 29, 2014*

5.1	Legal Opinion of Miller Thomson LLP with respect to the Offering*

99.1	Consent of Gustavson Associates, LLC, dated May 28, 2014*

99.2	Consent of William Crowl, dated May 28, 2014*

99.3	Consent of Terre A. Lane, dated May 22, 2014*

99.4	Consent of Donald J. Baker, dated May 28, 2014*

99.5	Consent of Jennifer Brown, dated May 28, 2014*

99.6	Consent of Deepak Malhotra, dated May 22, 2014*

99.7	Consent of Snowden Mining Industry Consultants, dated May 27, 2014*

99.8	Consent of Donald Hulse, dated May 28, 2014*

99.9	Consent of Terre A. Lane, dated May 29, 2014*

99.10	Consent of Jennifer Brown, dated May 28, 2014*

99.11	Consent of Donald J. Baker, dated May 29, 2014*

*	The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-184475), filed with the SEC of February 2, 2011 and declared effective on February 14, 2011, pursuant to the United States Securities Act of 1933, as amended.